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                                                                      EXHIBIT 32


                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Linens 'n Things, Inc. (the "Company") for the quarterly period ended July 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Norman Axelrod, as Chief Executive Officer of the Company, and William T. Giles, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



    /s/ Norman Axelrod
---------------------------
NAME:    Norman Axelrod
TITLE:   Chairman and Chief
         Executive Officer
DATE:    August 10, 2005


    /s/ William T. Giles
---------------------------
NAME:    William T. Giles
TITLE:   Executive Vice President and
         Chief Financial Officer
DATE:    August 10, 2005



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